UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 14, 2015

                            GREENHOUSE SOLUTIONS INC.
             (Exact name of Registrant as specified in its charter)


           Nevada                     000-54759                  45-2094634
----------------------------  --------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer Identi-
     of incorporation)                                       fication Number)


                            8400 East Crescent Pwky.
                                    Suite 600
                           Greenwood Village, CO 80111
                            ------------------------
                    (Address of principal executive offices)

                                 (970) 439-1905
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD

PRESS RELEASE

            On April 14, 2015, the Company issued a press release regarding the completion of its design/build of phase II of the 56,000 square foot cultivation facility for Doctor's Orders Denver. A copy of the press release is attached as
Exhibit 99.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report.

 Exhibit No.               Description

99                         Press Release issued April 14, 2015

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            GREENHOUSE SOLUTIONS, INC.


Date: April 14, 2015

                                            By: /s/ John Michak, III
                                                --------------------------------
                                                John Michak, III, COO